Exhibit 99.1

Allied Esports Entertainment Announces Resignation of CEO Frank Ng and Appointment of New CEO Libing (Claire) Wu

IRVINE, Calif. (July 14, 2021) — Allied Esports Entertainment, Inc. (NASDAQ: AESE) (the “Company”), a global esports entertainment company, today announced the resignation of CEO Frank Ng, effective July 13, 2021.

The Company’s Board of Directors (“Board”) also announced the immediate appointment of Libing (Claire) Wu, who will assume the roles of CEO, President and General Counsel of Allied Esports Entertainment, Inc. Ms. Wu was previously an Independent Director on the Company’s Board and is a highly respected New York attorney with over 15 years of experience focusing on corporate and securities laws. Ms. Wu has extensive legal and business experience in cross-border transactions, U.S. securities regulation, mergers and acquisitions, capital market transactions, as well as corporate strategic planning and structuring.

“Claire’s wide-ranging experience and impressive business acumen will be essential to a smooth transition period following the sale of World Poker Tour and for leading the company into a new phase focused on long-term success,” said Lyle Berman, Chairman of the Board of Directors, Allied Esports Entertainment. “On behalf of the Board, I’d like to thank Frank for his time and service to AESE and wish him the best moving forward.”

Prior to accepting the new position, Ms. Wu was the vice president and general counsel of Asia Pacific Capital, Inc., as well as senior counsel at the New York law firm Davidoff Hutcher & Citron LLP. Ms. Wu also served as a non-executive director of Ourgame.

Ms. Wu stated, “I’m honored to accept this position and look forward to working with the Board and management team to drive significant growth and results for our shareholders and partners alike.”

Ms. Wu is a graduate of New York University School of Law and China University of Political Science and Law, having earned a Master of Laws in Corporate Law at both institutions. Ms. Wu received a Bachelor of Science Degree in International Economics from Nankai University in Tianjin, China, and an Advanced Professional Certificate in Law and Business from New York University Leonard N. Stern School of Business.

About Allied Esports Entertainment

Allied Esports Entertainment (NASDAQ: AESE) is a global esports entertainment venture dedicated to providing transformative live experiences, multiplatform content and interactive services to audiences worldwide. For more information, visit alliedesports.gg.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to future results, strategy and plans of Allied Esports Entertainment, Inc. and the World Poker Tour (collectively, the "Companies") (including certain projections and business trends, and statements, which may be identified by the use of the words "plans", "expects" or "does not expect", "estimated", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "projects", "will" or "will be taken", "occur" or "be achieved"). Forward-looking statements are based on the opinions and estimates of management of the Companies as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, each Company’s respective revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, the result of future financing efforts and its dependence on key personnel, and the ability to retain key personnel. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and no Company undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media Contact:

Brian Fisher

Allied Esports Entertainment

brian@alliedesports.com